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                          SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549

                                       FORM 8-K

                                    CURRENT REPORT


                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934


         Date of Report (date of earliest event reported):  November 15, 1996




                                WELLS FARGO & COMPANY
                (Exact name of registrant as specified in its charter)


           Delaware                    1-6214              No. 13-2553920
 (State or other jurisdiction     (Commission File          (IRS Employer
        of incorporation)             Number)           Identification No.)


                420 Montgomery Street, San Francisco, California 94163
                 (Address of principal executive offices)  (Zip Code)


         Registrant's telephone number, including area code:  (415) 477-1000


                                    Not applicable
            (Former name or former address, if changed since last report)


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Item 5:  OTHER EVENTS

    Attached hereto as Exhibit 99 is the Wells Fargo & Company and First Interstate Bancorp Pro Forma Combined Financial Information (unaudited) for the nine months ended September 30, 1996 and the year ended December 31, 1995.

    This pro forma information is being filed pursuant to a requirement of Form S-3 regarding the registration of new securities and the Company does not anticipate being required to file similar pro forma information for future periods.

Item 7:  FINANCIAL STATEMENTS AND EXHIBITS

    (c)  Exhibits

         99   Pro Forma Combined Financial Information (unaudited)







                                      SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on November 15, 1996.



                                  WELLS FARGO & COMPANY



                                  By:  FRANK A. MOESLEIN
                                      -----------------------------------------
                                       Frank A. Moeslein
                                       Executive Vice President and Controller